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Exhibit 10.14
                     REGISTRATION RIGHTS AGREEMENT


    THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of August 1, 1996, between Guess ?, Inc., a Delaware corporation (the "Company"), and the stockholders of the Company indicated on the signature pages hereto (being referred to herein from time to time, collectively, as the "Trusts", and each individually, as a "Trust").

                            R E C I T A L S

    WHEREAS, on the date hereof, each Trust is the owner of the respective number of shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), set forth opposite the name of such Trust on the signature pages hereto;

    WHEREAS, the Trusts have approved various actions in connection with a proposed initial public offering of up to 10,580,000 shares of the Common Stock, including the approval of a Restated Certificate of Incorporation;

    WHEREAS, the parties hereto desire to provide for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the shares of Common Stock owned by the Trusts as of the date hereof, on the terms and conditions set forth herein; and

    WHEREAS, the Board of Directors of the Company has authorized the officers of the Company to execute and deliver this Agreement in the name of and on behalf of the Company.

    NOW, THEREFORE, in consideration of the mutual covenants, promises, representations, warranties and conditions set forth in this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

    1.   Definitions.

    For purposes of this Agreement, in addition to the definitions set forth above and elsewhere herein, the following terms shall have the following respective meanings:

        "Affiliate" of a Holder shall mean a person who controls, is controlled by or is under common control with such Holder or, the spouse or children (or a trust exclusively for the benefit of a spouse and/or children) of such Holder or, in the case of a Holder which is a trust, the trustee and the beneficiaries of such trust.

        "Clearance Notice" shall have the meaning specified in the last paragraph of Section 5.

        "Commission" shall mean the United States Securities and Exchange Commission and any successor agency thereto.

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        "Common Stock" shall have the meaning specified in the first
    Recital.

        "Company" shall have the meaning specified in the Preamble.

        "Demand Notice" shall have the meaning specified in Section 2(a).

        "Demand Registration" shall have the meaning specified in Section
     2(a).

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

        "Holder" shall mean a Trust or any transferee or assignee to whom the rights under this Agreement are assigned in accordance with the provisions of Section 10 hereof.

        "Maximum Offering Size" shall have the meaning specified in
    Section 3(b)(ii).

        "Occurrence Notice" shall have the meaning specified in the last paragraph of Section 5.

        "Person" shall mean an individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

        "Registrable Stock" shall mean; (i) the Common Stock beneficially owned by the Trusts on the date hereof; (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, option or other convertible security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Common Stock owned by the Trusts on the date hereof and (iii) any Common Stock issued by way of a stock split of the Common Stock referred to in clauses (i) or (ii) above. For purposes of this Agreement, any Registrable Stock shall cease to be Registrable Stock when (x) a registration statement covering such Registrable Stock has been declared effective and such Registrable Stock has been disposed of pursuant to such effective registration statement or (y) such Registrable Stock is sold or distributed pursuant to Rule 144 (or any similar or successor provision (but not Rule 144A)) under the Securities Act.

        "Requesting Holders" shall have the meaning specified in Section
     2(a).

        "Securities Act" shall have the meaning specified in the third
    Recital.

        "Shelf Registration" shall have the meaning specified in Section
     2(b)(i).

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        "Shelf Registration Statement" shall have the meaning specified in
    Section 2(b)(ii).

        "Trust" or "Trusts"shall have the meaning specified in the Preamble.

        "Underwritten Offering" or "Underwritten Registration" shall mean a registration in which securities of the Company are sold to an underwriter or underwriters for reoffering to the public.

    2.   Demand Registration.

    (a) At any time commencing 180 days after the date of this Agreement, the Holders of at least [10%] of the then outstanding Registrable Stock (the "Requesting Holders") may request, in a written notice to the Company (a "Demand Notice"), that the Company file a registration statement under the Securities Act covering the registration of at least [10%] of the Registrable Stock then outstanding in the manner specified in such notice (a "Demand
Registration").   Promptly following receipt of a Demand Notice (such request to state the number of shares of Registrable Stock to be so included and the intended method of distribution), the Company shall (x) within twenty (20) days notify all other Holders of such request in writing and (y) use its best efforts to cause to be registered under the Securities Act all Registrable Stock that the Requesting Holders and such other Holders have, within ten
(10) days after the Company has given such notice, requested be registered in accordance with the manner of distribution specified in the Demand Notice by the Requesting Holders.

    (b) (i) If any Demand Registration is requested to be a "shelf" registration by the Requesting Holders of the Registrable Stock to be included in such Demand Registration, the Company shall cause to be filed pursuant to Rule 415 under the Securities Act a shelf Registration Statement (a "Shelf Registration Statement") with respect to the number of shares of Registrable Stock requested to be so registered (a "Shelf Registration").
The Company shall keep such Shelf Registration Statement continuously effective for a period of at least one year following the date on which the Commission declares such Shelf Registration Statement effective under the Securities Act (subject to extension pursuant to Section 4(a) and the last paragraph of Section 5 hereof), or such shorter period ending when all of the shares of Registrable Stock covered by such Shelf Registration Statement have been sold.

    (ii) Upon the occurrence of any event that would cause the Shelf Registration Statement (A) to contain a material misstatement or omission or
(B) to be not effective and usable for resale of Registrable Securities during the period that such Shelf Registration Statement is required to be effective and usable, the Company shall promptly file an amendment to the Shelf Registration Statement, in the case of clause (A), correcting any such misstatement or omission and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Shelf Registration Statement to become usable as soon as practicable thereafter.

    (c) If the Requesting Holders intend to have the Registrable Stock distributed by means of an Underwritten Offering, the Company shall include such information in the written notice referred to in clause (x) of

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Section 2(a) above.  In such event, the right of any Holder to include its
Registrable Stock in such registration shall be conditioned upon such Holder's participation in such Underwritten Offering and the inclusion of such Holder's Registrable Stock in the Underwritten Offering (unless otherwise mutually agreed by a majority in interest of the Requesting Holders and such Holder) to the extent provided below. All Holders proposing to distribute Registrable Stock through such Underwritten Offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters. Such underwriter or underwriters shall be selected by a majority in interest of the Requesting Holders and shall be approved by the Company, which approval shall not be unreasonably withheld; provided, that
(i) all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Stock,
(ii) any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of such Holders of Registrable Stock, and (iii) no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, the Registrable Stock of such Holder and such Holder's intended method of distribution and any other representations required by law or reasonably required by the underwriter. If any Holder of Registrable Stock disapproves of the terms of the underwriting, such Holder may elect to withdraw all its Registrable Stock by written notice to the Company, the managing underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration and shall remain Registrable Stock.

    (d)  Notwithstanding any provision of this Agreement to the contrary,

        (i)  the Company shall not be required to effect a Demand
    Registration during the period starting 30 days prior to the estimated date of filing by the Company of, and ending on a date 180 days following the effective date of, a registration statement pertaining to a public offering of equity securities of the Company;

       (ii) the Company shall not be required to effect more than one Demand Registration in any six-month period;

      (iii) if, in the written opinion of the managing underwriter of any Underwritten Offering, the total amount of Registrable Stock to be registered in connection with a Demand Registration will exceed the maximum amount of the Company's securities that can be marketed (1) at a price reasonably related to the then current market value of such securities or (2) without otherwise materially and adversely affecting the entire offering, then the Company shall include in such Demand Registration the number of shares of Registrable Stock that in the opinion of such managing underwriter can be sold within a price range acceptable to the Holders of a majority of the Registrable Stock requested to be included in such Demand Registration by the Requesting Holders pursuant to Section 2(a), allocated pro rata among the Requesting Holders on the basis of the relative number of shares of Registrable Stock each such Holder has requested to be included in such registration; and

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       (iv) if the Company shall furnish to the Requesting Holders a certificate signed by the president of the Company stating that in the good faith opinion of a majority of the Board of Directors of the Company such registration would interfere with any material transaction then being pursued by the Company, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 60 days.

    (e) The Company shall not be obligated to effect more than three Demand Registrations; PROVIDED, HOWEVER, that a Demand Registration shall not be deemed to have been effected for purposes of this Section 2(e) unless: (i) it has been declared effective by the Commission; (ii) it has remained effective for the period set forth in Section 5(a) and (iii) the offering of Registrable Stock pursuant to such registration is not subject to any stop order, injunction or other order or requirement of the Commission (other than any such stop order, injunction or other requirement of the Commission prompted by any act or omission of a Requesting Holder).

    3.   Incidental Registration.

    (a) Subject to Section 8 and the other terms and conditions set forth in this Section 3, if at any time the Company determines that it shall file a registration statement under the Securities Act (other than a registration statement on Form S-4 or S-8 or filed in connection with an exchange offer or an offering of securities solely to the Company's existing stockholders) on any form that would also permit the registration of the Registrable Stock and such filing is to be on the Company's behalf and/or on behalf of selling holders (including Requesting Holders) of its securities for the sale of shares of Common Stock, the Company shall each such time promptly give each Holder written notice of such determination setting forth the date on which the Company proposes to file such registration statement, which date shall be no earlier than 30 days from the date of such notice, and advising such Holders of their right to have Registrable Stock included in such registration. Upon the written request of any Holder received by the Company no later than 30 days after the date of the Company's notice, the Company shall use its best efforts to cause to be registered under the Securities Act all of the Registrable Stock that each such Holder has so requested to be registered.

    (b) The Company's obligation to include Registrable Stock in a registration statement pursuant to Section 3(a) above is subject to the following limitations, conditions and qualifications:

        (i) If, at any time after giving written notice of its determination to register its securities and prior to the effective date of any registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to the Holders and thereupon the Company shall be relieved of its obligation to use any efforts to register any Registrable Stock in connection with such aborted registration; provided, that the provisions of this clause (i) shall not affect the obligations of the Company with respect to a Demand Registration.

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        (ii) If, in the written opinion of the managing underwriter (or, in the case of a non-Underwritten Offering, in the opinion of a majority of the directors of the Company), the total amount of such securities to be so registered, including such Registrable Stock, will exceed the maximum amount (the "Maximum Offering Size") of the Company's securities that can be marketed (1) at a price reasonably related to the then current market value of such securities or (2) without otherwise materially and adversely affecting the entire offering, then the Company shall include in such registration, in the following priority up to the Maximum Offering Size: (x) first, all of the securities proposed to be registered for offer and sale by the Company, (y) second, all of the Registrable Stock requested to be included in such registration by the Holders pursuant to this Section, allocated, if necessary for such offering not to exceed the Maximum Offering Size, pro rata among the Holders requesting registration of such Registrable Stock on the basis of the relative number of shares of Registrable Stock each such Holder has requested to be included in such registration, and (z) third, any other securities of the Company requested to be registered by any other parties.

    4.   Holdback Agreements.

    (a) Each Holder of Registrable Stock agrees, if so required (pursuant to a timely notice) by the Company or the managing underwriter in any Underwritten Offering, not to effect any public sale of distribution of securities of the Company of the same class as the securities included in such Underwritten Registration, or any securities convertible into or exchangeable to exercisable therefor, during the 30 days prior to and the 180 days after any Underwritten Registration pursuant to Section 2 or Section 3 has become effective, except as part of such Underwritten Registration. Notwithstanding the foregoing sentence, each Holder of Registrable Stock subject to the foregoing sentence shall be entitled to sell securities during the foregoing period in a private sale. If a request is made pursuant to this Section 4(a), then the time period during which a Shelf Registration is required to remain continuously effective for such Holders of Registrable Stock pursuant to the terms of this Agreement shall be extended 210 days.

    None of the foregoing provisions of this Section 4(a) shall apply to any Holder of Registrable Stock if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, that any such Holder shall undertake not to effect any public sale or distribution of the Registrable Stock unless such Holder has provided 45 days' prior written notice of such sale or distribution to the underwriter or underwriters.

    (b) The Company agrees (i) if so required by the managing underwriter of any Underwritten Offering, not to effect any public sale or distribution of securities of the same class as the securities included in such Underwritten Registration or securities convertible into or exchangeable or exercisable therefor during the 30 days prior to and the 90 days after any Underwritten Registration pursuant to Section 2 or Section 3 has become effective, except as part of such Underwritten Registration and except pursuant to registrations on Form S-4 or S-8 or any successor form to such Forms, and
(ii) to use its best efforts to cause each holder of equity securities included in any Underwritten Registration or any securities

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convertible into or exchangeable or exercisable therefor, in each case purchased from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to effect any public sale or distribution of or otherwise dispose of shares of equity securities (or such other securities) during such period except as part of such Underwritten Registration.

    5.   Registration Procedures.  Whenever required under Section 2 or
Section 3 of this Agreement to use its best efforts to effect the registration of any Registrable Stock, the Company shall, as expeditiously as possible:

        (a) prepare and file with the Commission a registration statement with respect to such Registrable Stock and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby;

        (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such registration statement;

        (c) furnish to each Holder such numbers of copies of the registration statement and each prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto) in conformity with the requirements of the Securities Act and such other documents and information as they may reasonably request;

        (d) use its best efforts to register or qualify the Registrable Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the Registrable Stock covered by the registration statement; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to do so;

        (e) promptly notify (but in any event within five business days) the selling Holders of Registrable Stock, their counsel and the managing underwriters, if any, and confirm such notice in writing, (i) when a prospectus or any prospectus supplement has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or of any order preventing or suspending the use of any prospectus or the initiation of any proceedings by an Person for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by
    Section 6(l) below ease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the

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    qualification of exempting from qualification of a registration statement or any of the Registrable Stock for offer or sale under the securities or blue sky laws of any jurisdiction, or the contemplation, initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event that makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such registration statement, prospectus or documents so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus only) not misleading, and (vii) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate;

        (f) furnish, at the request of any Holder requesting registration of Registrable Stock pursuant to Section 2, if the method of distribution is by means of an Underwritten Offering, on the date that the shares of Registrable Stock are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Stock is not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Stock becomes effective: (i) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Stock is not being sold through underwriters, then to the Holders making such request, as to such matters as such underwriters or the Holders holding a majority of the Registrable Stock included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction and (ii) letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Stock is not being sold through underwriters, then to the Holders making such request (1) stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and (2) covering such other financial matters (including information as to the period ending not more than five business days prior to the date of such letters) as such underwriters or the Holders holding a majority of the Registrable Stock included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction;

        (g) enter into customary agreements (including, if the method of distribution is by means of an Underwritten Offering an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Stock to be so included in the registration statement;

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        (h)  As promptly as practicable upon the occurrence of any event contemplated by paragraph (e)(vi) above, prepare a supplement or post-effective amendment to the registration statement or a supplement to the related prospectus or any documents incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Stock being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances;

        (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission; and

        (j) use its best efforts to list the Registrable Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed.

For purposes of Sections 5(a) and 5(b), the period of distribution of Registrable Stock in a firm commitment Underwritten Offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Stock in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Stock covered thereby and three months after the effective date thereof.

    Each Holder of Registrable Stock agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 5(e)(ii), 5(e)(iii), 5(e)(v), 5(e)(vi) or 5(e)(vii) (an "Occurrence Notice"), such Holder will forthwith discontinue disposition of such Registrable Stock covered by such registration statement or prospectus until such Holder's receipt of the copies of the supplemented or amended registration statement or prospectus contemplated by Section 5(h), or until it receives notice in writing (a "Clearance Notice") from the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Stock current at the time of receipt of such notice. If the Company shall deliver an Occurrence Notice in connection with any registered sale of Registered Stock, the time periods mentioned in Section 2 hereof shall be extended by the number of days during such periods from and including the date of delivery of such Occurrence Notice to and including the date when each seller of Registrable Stock covered by such registration statement receives (x) the copies of the supplemented or amended prospectus contemplated by Section 5(h) hereof or (y) a Clearance Notice, as the case may be.

    6. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding themselves, the Registrable Stock held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

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    7.   Expenses of Registration.  All expenses incurred in connection with each registration pursuant to Section 2 and Section 3 of this Agreement, excluding underwriters' discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws, fees and disbursements of counsel for the Company, and the fees and disbursements of one counsel for the selling Holders (which counsel shall be selected by the Holders holding a majority in interest of the Registrable Stock being registered), shall be paid by the Company; PROVIDED, HOWEVER, that if a registration request pursuant to Section 2 of this Agreement is subsequently withdrawn at the request of the Holders of a number of shares of Registrable Stock such that the remaining Holders requesting registration would not have been able to request registration under the provisions of Section 2 of this Agreement, such withdrawing Holders shall bear such expenses unless such withdrawing Holders shall forfeit their right to one Demand Registration pursuant to Section 2 of this Agreement. The Holders shall bear and pay the underwriting commissions and discounts applicable to securities offered for their account in connection with any registrations, filings and qualifications made pursuant to this Agreement.

    8. Underwriting Requirements. In connection with any Underwritten Offering, the Company shall not be required under Section 3 to include shares of Registrable Stock in such Underwritten Offering unless the Holders of such Registrable Stock accept the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters selected by the Company.

    9. Rule 144 and Rule 144A Information. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Stock to the public without registration,

        (a) at all times after ninety (90) days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

        (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

       (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

      (iii) furnish to each Holder of Registrable Stock promptly upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of

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    any rule or regulation of the Commission allowing such Holder to sell any Registrable Stock without registration; and

        (b) at all times during which the Company is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, it will provide, upon the written request of any Holder of Registrable Stock in written form (as promptly as practicable and in any event within 15 business days), to any prospective buyer of such stock designated by such Holder, all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the Commission under the Securities Act.

    10. Indemnification. In the event any Registrable Stock is included in a registration statement under this Agreement:

        (a) The Company shall indemnify and hold harmless each Holder and its directors and officers, each person who participates in the offering of such Registrable Stock, including underwriters (as defined in the Securities Act), and each person, if any, who controls such Holder or participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, as incurred, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Holder and its directors and officers, such participating person or controlling person for any legal or other expenses as reasonably incurred by them (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company; PROVIDED, FURTHER, that the Company shall not be liable to any Holder or its directors and officers, participating person or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, its directors and officers, participating person or controlling person.
    Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Holder, its directors and officers, participating person or controlling person, and shall survive the transfer of such securities by such Holder.

        (b) Each Holder requesting or joining in a registration shall, severally and not jointly, indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished by or on behalf of such Holder expressly for use in connection with such registration; and each such Holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or underwriter (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, and provided, further, that the liability of each Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the net proceeds from the sale of the Registrable Stock sold by such Holder under such registration statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of Registrable Stock covered by such registration statement.

        (c)  Promptly after receipt by an indemnified party under this
    Section 10 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with all fees and expenses thereof to be paid by such indemnified party, and to be apprised of all progress in any proceeding the defense of which has been assumed by the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, if and to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

        (d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    11. Transfer of Registration Rights. The registration rights of any Holder under this Agreement with respect to any Registrable Stock may be transferred to (a) any transferee of such Registrable Stock who at any time acquires at least twenty per cent (20%) of such Holder's shares of Registrable Stock (adjusted for stock splits and stock consolidations after the effective date of this Agreement) or (b) any Affiliate of such Holder; PROVIDED, HOWEVER, that (i) the transferring Holder shall give the Company written notice at or prior to the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being transferred; (ii) such transferee shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound as a Holder by the provisions of this Agreement; and (iii) immediately following such transfer the further disposition of such securities by such transferee is restricted under the Securities Act. Except as set forth in this Section 11, no transfer of Registrable Stock shall cause such Registrable Stock to lose such status.

    12. Securities Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Stock is required hereunder, Registrable Stock held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act)

(other than the Trusts) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

    13. Successors and Assigns. Subject to Section 11, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Except as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

    14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    16. Titles. The titles of the Sections of this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

    17. Notices. Any notice required or permitted under this Agreement shall be in writing and shall be delivered in person or mailed by certified or registered mail, return receipt requested, or faxed to (a) the Company at the address set forth below its signature hereof, (b) to each Holder at the address set forth below its signature hereof or (c) to a Holder at the address therefor as set forth in the Company's records or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the others. The giving of any notice required hereunder may be waived in writing by the parties hereto. Every notice or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, or on the date actually received, if sent by mail or fax, with receipt acknowledged.

    18. Amendments and Waivers. Any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and each Holder of Registrable Stock. Any amendment or waiver effected in accordance with this Section 17 shall be binding upon each Holder of Registrable Securities, each future Holder and the Company.

    19. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

    20. Entire Agreement. All prior agreements of the parties concerning the subject matter of this Agreement are expressly superseded by this Agreement. This Agreement contains the entire Agreement of the parties concerning the subject matter hereof. Any oral representations or modifications of this Agreement shall be of no effect.

                        [Signature pages follow]

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     GUESS ?, INC.

                                     By:   /s/ ROGER A. WILLIAMS
                                       ---------------------------------------
                                           Name:  Roger A. Williams
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                     1444 South Alameda Street
                                     Los Angeles, California  90021


14,480,153 shares of Common Stock    MAURICE MARCIANO TRUST
                                     (1995 RESTATEMENT)

                                     By:   /s/ MAURICE MARCIANO
                                       ---------------------------------------
                                           Maurice Marciano
                                           Trustee

                                     c/o Guess ?, Inc.
                                     1444 South Alameda Street
                                     Los Angeles, California  90021


11,633,149 shares of Common Stock    PAUL MARCIANO TRUST
                                     DATED FEBRUARY 20, 1986

                                     By:   /s/ PAUL MARCIANO
                                       ---------------------------------------
                                           Paul Marciano
                                           Trustee

                                     c/o Guess ?, Inc.
                                     1444 South Alameda Street
                                     Los Angeles, California  90021

5,913,437 shares of Common Stock     ARMAND MARCIANO TRUST
                                     DATED FEBRUARY 20, 1986

                                     By:   /s/ ARMAND MARCIANO
                                       --------------------------------------
                                           Armand Marciano
                                           Trustee

                                     c/o Guess ?, Inc.
                                     1444 South Alameda Street
                                     Los Angeles, California  90021


1,728,276 shares of Common Stock     MAURICE MARCIANO 1996 GRANTOR
                                     RETAINED ANNUITY TRUST

                                     By:   /s/ PAUL MARCIANO
                                       ---------------------------------------
                                           Paul Marciano
                                           Co-Trustee

                                     By:   /s/ GARY W. HAMPAR
                                       ---------------------------------------
                                           Gary W. Hampar
                                           Co-Trustee

                                     c/o Guess ?, Inc.
                                     1444 South Alameda Street
                                     Los Angeles, California  90021


1,212,149 shares of Common Stock     PAUL MARCIANO 1996 GRANTOR
                                     RETAINED ANNUITY TRUST

                                     By:   /s/ MAURICE MARCIANO
                                       ---------------------------------------
                                           Maurice Marciano
                                           Co-Trustee

                                     By:   /s/ JOSEPH H. SUGERMAN
                                       ---------------------------------------
                                           Joseph H. Sugerman
                                           Co-Trustee

                                     c/o Guess ?, Inc.
                                     1444 South Alameda Street
                                     Los Angeles, California  90021

714,655 shares of Common Stock       ARMAND MARCIANO 1996 GRANTOR RETAINED
                                     ANNUITY TRUST

                                     By:   /s/ MAURICE MARCIANO
                                       --------------------------------------
                                           Maurice Marciano
                                           Co-Trustee

                                     By:   /s/ MARC E. PETAS
                                       --------------------------------------
                                           Marc E. Petas
                                           Co-Trustee

                                     c/o Guess ?, Inc.
                                     1444 South Alameda Street
                                     Los Angeles, California  90021